SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 12, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-10)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-10. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-10 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-10 REMIC Pass-Through Certificates.

      On July 27, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $585,571,942.00. The Mortgage Loans that are Relocation
Loans, the "Relocation Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $112,147,564.55 and the Mortgage Loans that are not Relocation Loans, the "Regular Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July
1, 2001) as of July 1, 2001 of $473,424,377.45. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Regular Mortgage Loans and Relocation Mortgage Loans as of July 1, 2001 was 1098 and 281, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Regular Mortgage Loans and Relocation Mortgage Loans as of July 1, 2001 was 7.289% and 6.785%, respectively. The weighted average remaining term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of July 1, 2001 was 357.44 months and 356.06 months, respectively. All Mortgage Loans have original maturities of at least 15 but no more than 30 years. None of the Regular Mortgage Loans or the Relocation Mortgage Loans were originated prior to December 1, 1999 and October 1, 2000, respectively, or after July 1, 2001. The weighted average original term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of July 1, 2001 was 359.30 and 359.14 months, respectively.

      None of the Mortgage Loans has a scheduled maturity later than July 1, 2031. Each Regular Mortgage Loan and Relocation Mortgage Loan had an original principal balance of not less than $50,000 and $123,900, respectively, nor more than $1,071,740 and $700,000, respectively. Regular Mortgage Loans and Relocation Mortgage Loans having an aggregate Adjusted Balance of $21,213,505 and $10,734,162, respectively, as of July 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Regular Mortgage Loans and Relocation Mortgage Loans as of July 1, 2001 was 70.1% and 75.3%, respectively. No more than $4,751,550 and $1,883,151, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) and 100%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Regular Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Regular Mortgage Loans or of the aggregate Adjusted Balance of the Relocation Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Relocation Mortgage Loans.

      At least 98% and 23%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% and 76%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 59% and 1%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Regular Mortgage Loans and Relocation Mortgage Loans for which additional collateral was pledged, taken as a group:

      1. the number of such Regular Mortgage Loans and Relocation Mortgage Loans is 15 and 3, respectively;

      2. such Regular Mortgage Loans and Relocation Mortgage Loans have an aggregate Adjusted Balance of $3,349,655 and $1,035,574, respectively;

      3. the weighted average loan-to-value ratio of such Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such Regular Mortgage Loans and Relocation Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 97.1% and 98.2%, respectively.

      Regular Discount Mortgage Loans will consist of Regular Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Regular Premium Mortgage Loans will consist of Regular Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans were $10,984,010 and $462,440,368, respectively. The weighted average Note Rates of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 6.521% and 7.308%, respectively. The weighted average remaining terms to stated maturity of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 358.03 months and 357.43 months, respectively.

      Relocation Discount Mortgage Loans will consist of Relocation Mortgage Loans with NNRs less than 6.250%. Relocation Premium Mortgage Loans will consist of Relocation Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans were $13,335,752 and $98,811,813, respectively. The weighted average Note Rates of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 6.311% and 6.849%, respectively. The weighted average remaining terms to stated maturity of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 356.94 months and 355.94 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of July 1, 2001.


                 YEARS OF ORIGINATION OF REGULAR MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1999                                 1                         $166,704

2000                                20                       $8,552,735

2001                              1077                     $464,704,938


Total                             1098                     $473,424,377
                                  ====                     ============


              YEARS OF ORIGINATION OF RELOCATION MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                23                       $8,473,711

2001                               258                     $103,673,853


Total                              281                     $112,147,565
                                   ===                     ============

              TYPES OF DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                   1014                     $439,317,713

Multi-family Dwellings*              9                       $4,635,901

Townhouses                          23                       $8,342,640

Condominium Units (one to four      25                       $8,685,758
stories high)

Condominium Units (over four         7                       $3,376,485
stories high)

Cooperative Units                   20                       $9,065,880


Total                             1098                     $473,424,377
                                  ====                     ============


-----------

*   Multi-family dwellings are 2-family and 4-family


             TYPES OF DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    263                     $104,970,802

Townhouses                           4                       $1,435,824

Condominium Units (one to four      13                       $5,596,070
stories high)

Cooperative Units                    1                         $144,869


Total                              281                     $112,147,565
                                   ===                     ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                          1089                     $469,435,933

2-family                             8                       $3,388,339

4-family                             1                         $600,105


Total                             1098                     $473,424,377
                                  ====                     ============


      NUMBER OF UNITS IN DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           281                     $112,147,565


Total                              281                     $112,147,565
                                   ===                     ============

                         SIZE OF REGULAR MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                  21                       $2,057,900

$150,000 through $199,999            9                       $1,575,061

$200,000 through $249,999            3                         $673,620

$250,000 through $299,999           75                      $21,798,880

$300,000 through $349,999          238                      $77,511,552

$350,000 through $399,999          241                      $90,640,562

$400,000 through $449,999          131                      $56,022,459

$450,000 through $499,999          120                      $57,013,352

$500,000 through $549,999           65                      $34,025,089

$550,000 through $599,999           55                      $31,535,557

$600,000 through $649,999           38                      $24,025,293

$650,000 through $699,999           61                      $41,985,174

$700,000 through $749,999           12                       $8,581,531

$750,000 through $799,999            4                       $3,132,794

$800,000 through $849,999            9                       $7,534,125

$850,000 through $899,999            5                       $4,433,659

$900,000 through $949,999            2                       $1,812,313

$950,000 through $999,999            7                       $6,960,645

$1,000,000 and over                  2                       $2,104,811


Total                             1098                     $473,424,377
                                  ====                     ============

                        SIZE OF RELOCATION MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   2                         $268,677

$150,000 through $199,999            0                               $0

$200,000 through $249,999            2                         $492,535

$250,000 through $299,999           32                       $9,257,694

$300,000 through $349,999           83                      $26,957,100

$350,000 through $399,999           57                      $21,354,175

$400,000 through $449,999           38                      $16,279,081

$450,000 through $499,999           26                      $12,427,894

$500,000 through $549,999           12                       $6,304,884

$550,000 through $599,999           10                       $5,819,185

$600,000 through $649,999            2                       $1,286,328

$650,000 and over                   17                      $11,700,012


Total                              281                     $112,147,565
                                   ===                     ============

              DISTRIBUTION OF REGULAR MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.250% - 6.500%                     16                       $6,234,669

6.501% - 7.000%                    173                      $71,854,755

7.001% - 7.500%                    783                     $340,822,238

7.501% - 8.000%                    121                      $52,556,594

8.001% - 8.500%                      4                       $1,789,417

8.501% - 8.750%                      1                         $166,704


Total                             1098                     $473,424,377
                                  ====                     ============


             DISTRIBUTION OF RELOCATION MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.000%                               2                         $784,475

6.001% - 6.500%                     74                      $30,400,886

6.501% - 7.000%                    153                      $60,899,159

7.001% - 7.500%                     41                      $15,880,891

7.501% - 7.875%                     11                       $4,182,154


Total                              281                     $112,147,565
                                   ===                     ============

                     DISTRIBUTION OF REGULAR MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   286                     $134,637,696

65.001% - 75.000%                  311                     $138,954,285

75.001% - 80.000%                  444                     $178,618,891

80.001% - 85.000%                   11                       $5,029,913

85.001% - 90.000%                   45                      $15,884,061

90.001% - 95.000%                    1                         $299,531


Total                             1098                     $473,424,377
                                  ====                     ============


                    DISTRIBUTION OF RELOCATION MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                    46                      $18,317,978

65.001% - 75.000%                   46                      $17,848,306

75.001% - 80.000%                  159                      $65,247,119

80.001% - 85.000%                    9                       $3,107,477

85.001% - 90.000%                   19                       $7,026,406

90.001% - 97.000%                    2                         $600,279


Total                              281                     $112,147,565
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               REGULAR MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              9                       $3,907,819
Arizona                             27                      $12,663,861
Arkansas                             5                       $1,708,031
California                         355                     $158,220,979
Colorado                            55                      $23,583,323
Connecticut                         25                      $12,171,388
Delaware                             1                         $507,205
District of Columbia                 5                       $2,504,952
Florida                             29                      $11,856,020
Georgia                             70                      $28,588,379
Idaho                                2                         $565,645
Illinois                            29                      $10,787,825
Indiana                              3                       $1,195,597
Iowa                                 3                       $1,153,477
Kansas                               3                       $1,056,334
Kentucky                             3                       $1,448,398
Louisiana                            3                       $1,252,394
Maine                                1                         $208,837
Maryland                            24                      $10,214,056
Massachusetts                       35                      $15,725,365
Michigan                            15                       $5,513,250
Minnesota                            5                       $1,679,360
Mississippi                          2                         $780,821
Missouri                            16                       $6,436,581
Nevada                              10                       $3,782,128
New Hampshire                        1                         $375,000
New Jersey                          36                      $14,707,318
New Mexico                           1                         $324,092
New York                            91                      $43,516,185
North Carolina                      37                      $14,320,188
Ohio                                 5                       $1,972,405
Oregon                               7                       $2,247,944
Pennsylvania                        20                       $7,403,584
South Carolina                      24                       $9,648,188
Tennessee                            9                       $4,843,499
Texas                               47                      $20,824,678
Utah                                10                       $3,446,730
Virginia                            43                      $18,351,327
Washington                          31                      $13,595,214
Wisconsin                            1                         $336,000


Total                             1098                     $473,424,377
                                  ====                     ============

                           GEOGRAPHIC DISTRIBUTION OF
             RELOCATION MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Arizona                              3                       $1,020,354
California                          48                      $20,620,828
Colorado                             8                       $3,171,555
Connecticut                         12                       $5,162,825
Florida                              8                       $3,338,020
Georgia                             11                       $4,119,635
Illinois                             6                       $2,485,318
Indiana                              6                       $2,248,766
Kansas                               4                       $1,713,931
Kentucky                             2                         $797,843
Maryland                             8                       $2,984,003
Massachusetts                       11                       $4,471,996
Michigan                            24                       $9,741,348
Minnesota                            7                       $2,567,618
Missouri                             3                         $885,835
Nevada                               2                         $871,969
New Jersey                          32                      $12,531,507
New Mexico                           1                         $698,761
New York                            14                       $5,313,626
North Carolina                       6                       $2,406,596
Ohio                                 4                       $1,410,804
Oregon                               2                       $1,158,911
Pennsylvania                         7                       $2,633,882
South Carolina                       1                         $309,155
Tennessee                            4                       $1,303,780
Texas                               25                       $9,479,110
Virginia                            16                       $6,187,282
Washington                           6                       $2,512,307


Total                              281                     $112,147,565
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 12, 2001